                                                                    EXHIBIT 10.2

                                    PHYSIOME

                                    SCIENCES

                                STOCK OPTION PLAN

                         (AS AMENDED SEPTEMBER 21, 2001)

                             PHYSIOME SCIENCES, INC.

                                STOCK OPTION PLAN

ARTICLE 1         ESTABLISHMENT AND PURPOSE
   1.1       Establishment and Effective Date.........................................       1
   1.2       Purpose..................................................................       1
ARTICLE 2 AWARDS
   2.1       Form of Awards...........................................................       1
   2.2       Maximum Shares Available.................................................       2
   2.3       Return of Prior Awards...................................................       2
ARTICLE 3 ADMINISTRATION
   3.1       Committee................................................................       2
   3.2       Powers of the Committee..................................................       3
   3.3       Delegation...............................................................       3
   3.4       Interpretations..........................................................       3
   3.5       Liability; Indemnification...............................................       4
ARTICLE 4 ELIGIBILITY.................................................................       4
ARTICLE 5 STOCK OPTIONS
   5.1       Grant of Options.........................................................       4
   5.2       Designation as Non-Qualified Stock Option or Incentive Stock Option......       4
   5.3       Option Price.............................................................       5
   5.4       Limitation on Amount of Incentive Stock to Options.......................       5
   5.5       Limitation on Time of Grant..............................................       5
   5.6       Exercise and Payment.....................................................       6
   5.7       Term.....................................................................       6
   5.8       Rights as a Stockholder..................................................       6
   5.9       General Restrictions.....................................................       7
ARTICLE 6 NONTRANSFERABILITY OF OPTIONS...............................................       7
ARTICLE 7 EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, RETIREMENT OR DEATH
   7.1       General Rule.............................................................       8
   7.2       Disability or Retirement.................................................       8
   7.3       Death....................................................................       9
   7.4       Termination of Unvested Options..........................................       9
ARTICLE 8 RESTRICTED SHARES
   8.1       Grant or Sale of Restricted Sales........................................      10
   8.2       Restrictions.............................................................      10
   8.3       Restricted Stock Certificates............................................      10
   8.4       Rights of Holders of Restricted Shares...................................      10
   8.5       Forfeiture; Repurchase...................................................      10
   8.6       Delivery of Restricted Shares............................................      11
ARTICLE 9 UNRESTRICTED SHARES
   9.1       Grant or Sale of Unrestricted Shares.....................................      11
   9.2       Delivery of Unrestricted Shares..........................................      11
ARTICLE 10 TAX OFFSET PAYMENTS........................................................      11
ARTICLE 11 ADJUSTMENT UPON CHANGES IN CAPITALIZATION..................................      12

ARTICLE 12 AMENDMENT AND TERMINATION..................................................      12
ARTICLE 13 WRITTEN AGREEMENT..........................................................      13
ARTICLE 14 MISCELLANEOUS PROVISIONS
   14.1      Tax Withholding..........................................................      13
   14.2      Compliance with Section 16(b)............................................      13
   14.3      Successors...............................................................      14
   14.4      General Creditor Status..................................................      14
   14.5      No Right to Employment...................................................      14
   14.6      Notices..................................................................      14
   14.7      Severability.............................................................      15
   14.8      Governing Law............................................................      15

                             PHYSIOME SCIENCES, INC.

                                STOCK OPTION PLAN

                                   ARTICLE 1

                            ESTABLISHMENT AND PURPOSE

1.1   ESTABLISHMENT AND EFFECTIVE DATE

      Physiome Sciences, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Physiome Sciences, Inc. Stock Option Plan" (the "Plan"). The Plan shall become effective as of September 12, 1997 subject to the approval of the stockholders of the Corporation. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees and consultants with respect to such awards shall thereupon cease. Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made by the Board or the Board's Compensation Committee (the "Committee"), as provided herein.

1.2   PURPOSE

      The purpose of the Plan is to encourage and enable key employees, directors and consultants (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $0.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees, directors and consultants with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2

                                     AWARDS

2.1   FORM OF AWARDS

      Awards under the Plan may be granted in any one or all of the following forms:

      (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

      (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options);

      (iii) shares of Common Stock which are subject to vesting requirements as provided in Article 8 hereof ("Restricted Shares");

      (iv) shares of Common Stock that are not subject to any vesting requirements ("Unrestricted Shares"); and

      (v) tax offset payments ("Tax Offset Payments"), as described in Article 10 hereof.

2.2   MAXIMUM SHARES AVAILABLE

      The maximum aggregate number of shares of Common Stock available for award under the Plan is 5,130,000, subject to adjustment pursuant to Article 11 hereof. The maximum aggregate number of shares of Common Stock or Options with respect thereto that may be awarded under the Plan to any individual during any calendar year is 2,000,000, subject to adjustment pursuant to
      Article 11 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized by unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised in whole or in part for any reason, or any Restricted Shares are forfeited, or if such awards are settled in case in lieu of shares of Common Stock, then such shares shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

2.3   RETURN OF PRIOR AWARDS

      As a condition to any subsequent award, the Committee shall have the right, in its sole discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3

                                ADMINISTRATION

3.1   COMMITTEE

      Awards shall be determined, and the Plan shall be administered, by the Board or the Committee. Whenever the Plan grants power and authority to the Committee, it shall also be deemed to have granted the same power and authority to the Board. The Committee shall be appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board; PROVIDED, HOWEVER, that from and after the consummation of the initial public offering of the Common Stock and so long as the Plan shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commissions (the "SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), in order to permit transactions pursuant to the Plan by employees of the Corporation to be exempt from the provisions of Section 16(b) of the 1934 Act, each member of the Committee shall be a "Non-Employee Director," as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3; and PROVIDED FURTHER, however, that each member of the Committee shall also be an "outside director" as that term is defined in Treasury Regulation Section 1.162-27(e)(3).

3.2   POWERS OF THE COMMITTEE

      Subject to the express provisions of the Plan, the Committee shall have the power and authority

      (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option;

      (ii)  to designated Options as Incentive Stock Options;

      (iii) to grant or cause to be sold Restricted Shares and to determine the purchase price, if any, of such shares and the vesting period and other conditions and restrictions applicable to such shares;

      (iv) to grant or cause to be sold Unrestricted Shares and to determine the purchase price, if any, of such shares;

      (v)   to determine the amount of, and to make, Tax Offset Payments;

      (vi) to determine the employees, directors and the consultants to whom, and the time or times at which, Options, Restricted Shares, Unrestricted Shares and Tax Offset Payments shall be granted or made; and

      (vii) to take all other actions contemplated to be taken by the Committee under the Plan, including, but not limited to, authorizing the amendment of any written agreement relating to any award made hereunder.

      Without limiting the forgoing, in the event of a merger, consolidation, combination, exchange of shares, separation, spin-off, reorganization, liquidation or other similar transaction, the Committee may, in its sole discretion, accelerate the lapse of any vesting periods and waiting periods and extend the exercise periods applicable to any award made under the Plan.

3.3   DELEGATION

      The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; PROVIDED, HOWEVER, that the Committee may not delegate any of its responsibilities hereunder to any director who is not a "Non-Employee Director," as that term is defined in subparagraph (b)(3)(i) of Rule 16(b)(3). The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice opinions or valuations of any such advisors.

3.4   INTERPRETATIONS

      The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees, directors and consultants who have received awards under the Plan and all other interested persons.

3.5   LIABILITY; INDEMNIFICATION

      No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's certificate of incorporation and bylaws, as amended from time to time, or under any agreement between any such member of the Corporation.

                                    ARTICLE 4

                                   ELIGIBILITY

      Awards may be made to all employees, directors and consultants of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Board or the Committee). In determining the employees, directors and consultants to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, directors and consultants, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

      Notwithstanding the foregoing, only employees of the Corporation and any present of future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.

                                    ARTICLE 5

                                  STOCK OPTIONS

5.1   GRANT OF OPTIONS

      Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

5.2   DESIGNATION AS NON-QUALIFIED STOCK OPTION OR INCENTIVE STOCK OPTION

      In connection with any grant of Options, the Committee shall designate in the written agreement require pursuant to Article 14 hereof whether the Options granted shall be Incentive Stock Options or Non-Qualified Stock Options, or in the case both are granted, the number of shares of each.

5.3   OPTION PRICE

      The purchase price per share under each Incentive Stock Option shall be not less than the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-Qualified Stock Option shall be determined by the Committee. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-Qualified Stock Option be less than the par value of the Common Stock ($0.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

      The "Market Price" of the Common Stock on any day shall be determined as follows:

      (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either
            (x) the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day or (y) the closing price reported on the Consolidated Trading listing for such day;

      (ii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day;

      (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or

      (iv) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall mean the fair market value of one share of Common Stock on such day as determined by the Board of Directors.

      In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

5.4   LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS

      In the case of Incentive Stock Options, the aggregate Market price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

5.5   LIMITATION ON TIME OF GRANT

      No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date of the Plan is approved by the stockholders of the Corporation.

5.6   EXERCISE AND PAYMENT

      Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment shall be made in case or, in the sole discretion of the Committee, through delivery of shares of Common Stock, installment payments under the optionee's promissory note or combination of cash, Common Stock and/or installment payments, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of a notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the persons exercising the Option (or his or her designee) a certificate for such shares.

      The Committee in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with the Plan, lend money to an optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an optionee's promissory note, such note shall

      (i)   provide for full recourse to the maker;

      (ii) be collateralized by the pledge of shares of Common Stock that the optionee purchases upon exercise of such Option;

      (iii) bear interest at a rate no less than the applicable Federal rate within the meaning of Section 1274 of the Code); and

      (iv) contain such other terms, as the Committee in its sole discretion shall require.

      In the event that payment for exercised Options is made through the delivery of shares of Common Stock, the Committee, in accordance with procedures established by the Committee, may grant Non-qualified Stock Options ("Restoration Options") to the person exercising the Option for the purchase of a number of shares equal to the number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option and the payment of or surrender of shares for any withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted.

5.7   TERM

      The term of each Option granted hereunder shall be determined by the Committee; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

5.8   RIGHTS AS A STOCKHOLDER

      A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such recipient. Except as otherwise expressly provided in the Plan or by the Committee, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

5.9   GENERAL RESTRICTIONS

      Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

                                   ARTICLE 6

                         NON-TRANSFERABILITY OF OPTIONS

No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void without effect. An Option may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.3 hereof.

Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options granted hereunder to provide that the recipient of such Non-qualified Stock Options may transfer any of such Non-qualified Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; PROVIDED, HOWEVER, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act or be subject to liability thereunder.

                                   ARTICLE 7

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                         DISABILITY, RETIREMENT OR DEATH

7.1   GENERAL RULE

      Except as expressly provided in the written agreement relating to any Option or as otherwise expressly determined by the Board or the Committee in its sole discretion, in the event that a recipient of Options ceases to be an employee, director or consultant of the Corporation and its subsidiaries (a "Terminated person") for any reason other than Disability or Retirement (as hereinafter defined) or death, any Options which were held by such Person on the date on which he or she ceased to be an employee, director or consultant (the "Termination Date") and which were otherwise exercisable on such Date shall expire unless exercised within the period of 30 days following the Termination Date, but in no event after the expiration of the exercise period of such Options.

      Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, the Committee may, in its sole discretion, cause any Option to be forfeited upon an employee's termination of employment, a director's removal from the Board or the termination of a consultant's consulting arrangement if the employee, director or consultant was terminated or removed for one (or more) of the following reasons:

      (i) the employee's, director's or consultant's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, or

      (ii) an act of dishonesty by the employee, director or consultant resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or subsidiary; PROVIDED, HOWEVER, that "cause," in the case of an employees, director or consultant who has an employment or consulting agreement with the Corporation or a subsidiary thereof, shall have the meaning, if any, set forth in such employment or consulting agreement.

      It shall be within the sole discretion of the Board or Committee to determine whether an employee's, director's or consultant's termination or removal was for one of the foregoing reasons, and the decision of the Board or Committee shall be final and conclusive.

7.2   DISABILITY OR RETIREMENT

      Except as expressly provided otherwise in the written agreement relating to any Option granted under the Plan or as otherwise determined by the Board or Committee in its sole discretion, in the event of a termination of employment or consulting arrangement of a Terminated person due to the Disability or Retirement of such Person, any Options which were held by such Person on the Termination Date and which were otherwise exercisable on such Date shall expire unless exercised within the period of 180 days following such Termination Date, but in no event after the expiration date of the exercise period of such Options; PROVIDED, HOWEVER, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an

      Incentive Stock Option unless exercised within three (3) months of the Termination Date (or within one (1) year in the case of an employee who is "disabled" with the meaning of Section 22(e)(3) of the Code.).

      "Disability" shall mean any termination of employment or consulting arrangement with the Corporation or a subsidiary because of long-term or total disability, as determined by the Board or Committee in its sole discretion. "Retirement" shall mean a termination of employment or consulting arrangement with the Corporation or a subsidiary with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

7.3   DEATH

      Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, in the event of the death of a recipient of Options while an employee, director or consultant of the Corporation or any subsidiary, any Options which were held by such Person at the date of death and which were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the employee, director or consultant for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees for a period of one (1) year from the date of death, but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire.

      In the event of the death of a Terminated person following a termination of employment due to Disability or Retirement, any Options which were held by such person on the Termination Date and which were exercisable on such Date shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees for a period of one (1) year from the date of death but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire; PROVIDED, HOWEVER, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Termination Date (or within one (1) year in the case of an employee whose termination of employment occurs by reason of "disability" within the meaning of Section 22(e)(3) of the Code) or death.

7.4   TERMINATION OF UNVESTED OPTIONS

      All Options which were not exercisable by a Terminated person as of the Termination Date of such Terminated Person shall terminate as of such Date, except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Board or Committee in its sole discretion. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary.

                                   ARTICLE 8

                                RESTRICTED SHARES

8.1   GRANT OR SALE OF RESTRICTED SALES

      The Board or the committee may from time to time cause the Corporation to grant or to sell Restricted Shares under the Plan to employees, directors and consultants, subject to such restrictions, conditions and other terms as the Board or the Committee may determine. The purchase price, if any, for Restricted Shares shall be determined by the Board or the Committee in its sole discretion.

8.2   RESTRICTIONS

      At the time a grant of Restricted Shares is made, the Board or the Committee shall establish a period over which such Restricted Shares will vest (the "Restricted Period"). Each grant of Restricted Shares may be subject to a different Restricted Period. The Board or the Committee may, in its sole discretion, at the time a grant is made prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Board or the Committee may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board or the Committee with respect to such Restricted Shares.

8.3   RESTRICTED STOCK CERTIFICATES

      The Corporation shall issue, in the name of each employee, director or consultant to whom Restricted Shares have been granted or sold, stock certificates representing the total number of Restricted Shares granted or sold to the employee, director or consultant, as soon as reasonably practicable after the grant or sale. The Corporation, at the direction of the Board or the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's, director's or consultant's benefit until such time as the Restricted Shares are forfeited to or repurchased by the Corporation or the restrictions lapse.

8.4   RIGHTS OF HOLDERS OF RESTRICTED SHARES

      Holders of Restricted Shares shall have the right to vote such shares and the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee, director or consultant with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

8.5   FORFEITURE; REPURCHASE

      Except as expressly provided in the written agreement relating to the Restricted Shares or as otherwise expressly determined by the Board or the Committee in its sole discretion, any

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      Restricted Shares held by an employee, director or consultant pursuant to the Plan shall be forfeited or subject to repurchase by the Corporation at a price equal to the original price paid therefore by the employee, director or consultant upon his or her ceasing to be an employee, director or consultant of the Corporation or its subsidiaries, as the case may be, prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon any such forfeiture or repurchase, the Restricted Shares shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled.

8.6   DELIVERY OF RESTRICTED SHARES

      Upon the expiration or termination of the Restricted Period applicable to any Restricted Shares and the satisfaction of any other conditions prescribed by the Board or the Committee that are applicable to such Restricted Shares, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee, director, consultant, beneficiary or estate, as the case may be.

                                   ARTICLE 9

                               UNRESTRICTED SHARES

9.1   GRANT OR SALE OF UNRESTRICTED SHARES

      The Board or the Committee may cause the Corporation to grant or to sell Unrestricted Shares to employees, directors and consultants at such time or times, in such amounts and for such reasons as the Board or the Committee, in its sole discretion, shall determine. The purchase price, if any, for Unrestricted Shares shall be determined by the Board or the Committee in its sole discretion.

9.2   DELIVERY OF UNRESTRICTED SHARES

      The Corporation shall issue, in the name of each employee, director or consultant to whom Unrestricted Shares have been granted or sold, stock certificates representing the total number of Unrestricted Shares granted or sold to the employee, director or consultant, and shall deliver such certificates to the employee, director or consultant as soon as reasonably practicable after the date of grant or sale or on such later date as the Board or the Committee shall determine at the time of grant or sale.

                                   ARTICLE 10

                               TAX OFFSET PAYMENTS

      The Board or the Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by applying a percentage established by the Board or the Committee to all or a portion as the Board or the Board or the Committee shall determine) of the taxable income recognizable by an employee upon

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      (i)   the exercise of Non-Qualified Stock Options,

      (ii) the disposition of shares received upon exercise of Incentive Stock Options,

      (iii) the lapse of restrictions on Restricted Shares, or

      (iv)  the award or sale of Unrestricted Shares.

      The percentage shall be established, from time to time, by the Board or the Committee at that rate which the Board or the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax offset Payments shall be subject to the restrictions on transferability applicable to Options under Article 6.

                                   ARTICLE 11

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

Notwithstanding any other provisions of the Plan, the Board or the Committee may:

      (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder, or

      (ii) at the time of grant of any Options or Restricted Shares, provide for such adjustments to such Options or Restricted Shares,

      in each case, as the Board or the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

                                   ARTICLE 12

                            AMENDMENT AND TERMINATION

The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would

      (i) materially increase the aggregate number of shares which may be issued under the Plan,

      (ii) materially increase the benefits accruing to employees under the Plan, or

      (iii) materially modify the requirements as to eligibility for participation in the Plan,

shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by
Article 11 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee or consultant to whom an award shall theretofore have been granted, adversely affect the rights of such employee or consultant under such award.

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                                   ARTICLE 13

                                WRITTEN AGREEMENT

Each ward of Options, Restricted Shares, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Board of the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                   ARTICLE 14

                            MISCELLANEOUS PROVISIONS

14.1  TAX WITHHOLDING

      The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligations either by

      (i)   surrendering shares owned by the employee, or

      (ii) having the Corporation withhold from shares otherwise deliverable to the employee.

      Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

14.2  COMPLIANCE WITH SECTION 16(b)

      In the case of employees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
      Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. The extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the 1934 Act.

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14.3  SUCCESSORS

      The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Board or the Committee may, in its discretion prior to the consummation of the transaction and subject to Article 12 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Board or the Committee deems appropriate and in accordance with applicable law.

14.4  GENERAL CREDITOR STATUS

      Employees, directors and consultants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee, director, consultant, beneficiary or legal representative of such employee or consultant. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

14.5  NO RIGHT TO EMPLOYMENT

      Nothing in the Plan or in any written agreement entered into pursuant to
      Article 13 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time. The preceding sentence shall be equally applicable with respect to consultants of the Corporation or a subsidiary.

14.6  NOTICES

      Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the employee, director or consultant or sent by regular mail addressed

      (a) to the employee, director or consultant at the employee's, director's or consultant's address as set forth in the books and records of the Corporation or its subsidiaries, or

      (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

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14.7  SEVERABILITY

      In the event that any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.8  GOVERNING LAW

      To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

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